Exhibit 99.1

Esports Entertainment Group Appoints Stuart Tilly as Chief Operating Officer

Jan 29, 2022

Hoboken, New Jersey–(Newsfile Corp. – January 28, 2022) – Esports Entertainment Group, Inc. (NASDAQ: GMBL) (NASDAQ: GMBLW) (or the “Company”) announced today that it has named Stuart Tilly as the Company’s Chief Operating Officer, effective immediately. Tilly has more than 15 years of experience in the online gaming industry, having previously trained and qualified as a Solicitor and had held the role of the Company’s Chief Legal Officer prior to taking on his new position.

“Given the remarkable growth in the size, breadth and geographical reach of our operations and staff over the last 18 months, we had long identified this operations role as a critical one in enabling the Company to achieve its long-term strategic goals,” said Grant Johnson, CEO of Esports Entertainment Group. “With Stuart’s extensive igaming knowledge, first-hand experience of launching and growing businesses together combined with his legal and regulatory background, we felt he was the ideal fit for this position.”

From 2016 through 2020, Tilly was the Chief Executive Officer for Argyll Entertainment AG, a UK licensed online sports betting and gaming company, which was acquired by Esports Entertainment Group in 2020. He was also Founder and Chief Executive Officer of Flip Sports Limited, a mobile games development company, a founding member of the International Social Games Association, an industry trade body for the social gaming industry and Founder and Executive Director of iGaming Counsel, a legal and commercial advisory firm to the online gaming industry.

“Having played a role in the burgeoning expansion of the Company’s operations through our M&A activity since joining the Company in the summer of last year, I’m incredibly excited to now be entrusted with overseeing the next stage of the Company’s operational growth as we look to maximize the potential of our business assets and execute on our long term goals,” said Tilly.

Stuart is a qualified lawyer having trained and qualified as a solicitor at Magic Circle law firm, Allen & Overy LLP . He has a law degree from the University of Exeter and an LPC Masters Degree from Nottingham Trent Law School.

About Esports Entertainment Group

Esports Entertainment Group is a full stack esports and online gambling company fueled by the growth of video-gaming and the ascendance of esports with new generations. Our mission is to help connect the world at large with the future of sports entertainment in unique and enriching ways that bring fans and gamers together. Esports Entertainment Group and its affiliates are well-poised to help fans and players to stay connected and involved with their favorite esports. From traditional sports partnerships with professional NFL/NHL/NBA/FIFA teams, community-focused tournaments in a wide range of esports, and boots-on-the-ground LAN cafes, EEG has influence over the full-spectrum of esports and gaming at all levels. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

Media Inquiries

brandon.apter@esportsentertainmentgroup.com

Investor Relations Inquiries

Jeff@esportsentertainmentgroup.com

JCIR

Joseph Jaffoni, James Leahy, Norberto Aja

212-835-8500

gmbl@jcir.com

KCSA

eeg@kcsa.com